Exhibit 10.19

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (this “Amendment”) dated as of April 17, 2013, among HHR EURO II GP B.V. (as successor-in-interest to HST GP EURO B.V.), a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) with its corporate seat in Amsterdam, the Netherlands (the “GP”), HST LP EURO B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) with its corporate seat in Amsterdam, the Netherlands (“HST LP I”), HST Euro II LP B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) with its corporate seat in Amsterdam, the Netherlands (“HST LP II”), APG Strategic Real Estate Pool N.V., a public company with limited liability (naamloze vennootschap) organized under the laws of the Netherlands, with its corporate seat in Amsterdam, the Netherlands (“APG”), and Jasmine Hotels Private Limited, a Singapore company limited by shares (“JHPL”).

RECITALS:

A. The GP, HST LP I, HST LP II, APG and JHPL are parties to the Fourth Amended and Restated Agreement of Limited Partnership dated as of June 27, 2011 (as may be amended, modified and supplemented and in effect from time to time, being herein called the “Agreement”; and, except as otherwise herein expressly provided, all capitalized terms used herein shall have the meaning assigned to such terms in the Agreement).

B. The parties to the Agreement desire to amend the Agreement in order to among other things increase the Capital Commitments, of the applicable Partners, to Fund I pro rata by an aggregate principal amount of €150,000,000 (the “Additional Fund I Capital”), as more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto unanimously consent to and agree as follows:

SECTION 1. Waiver of Meeting of Partners. The Partners hereby, to the extent applicable, waive, and give unanimous consent to waive, the requirements under Sections 2.08(b) and 2.08(c) of the Agreement in connection with the matters described in this Amendment.

SECTION 2. Modifications to the Agreement.

(a)	Section 2.12(b) of the Agreement shall be amended to replace “February 15” with “February 28”.

(b)	Section 2.12(f) of the Agreement shall be amended to replace “March 31st” with “May 31st”.

(c)	Schedule A-1 to the Agreement shall be amended and restated to read in its entirety as Exhibit A attached hereto.

(d)	The definition of “Commitment Period” shall be amended to replace “May 3, 2013” with “December 31, 2015”.

(e)	Section 8.01(d)(iii) of the Agreement shall be amended and restated in its entirety to read as follows:

“be limited to the sum of (x) the liquid assets of the Partnership, plus (y) prior to the completion of the winding up of the Partnership pursuant to Article 9, the amount of all Partners’ aggregate Available Capital Commitments, provided that if the sum of (x) and (y) above is insufficient to fulfill the Partnership’s obligations under this Article 8, the General Partner may, in its discretion, seek to satisfy such obligation out of the assets of a Partnership Investment.”

(f)	Schedule C of the Agreement shall be amended to replace all instances of

“Elsinore House, Unit 1B/1C

77 Fulham Palace Road

London W6 8JA”

with

“Egyptian House

170-173 Piccadilly

London W1J 9EJ”.

SECTION 3. Effect of Additional Fund I Capital on certain sections of the Agreement. Notwithstanding anything to the contrary contained in this Amendment, or in the Agreement, the Additional Fund I Capital shall not constitute (x) Capital Commitments or (y) Available Capital Commitments with respect to (a) Section 3.01(a) of the Agreement or (b) the definition of Full Investment Date.

SECTION 4. Fund I Distributions. For the avoidance of doubt, the General Partner shall not have the right to recall any distributions made to any Partner with respect to Fund I.

SECTION 5. Miscellaneous.

(a) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE NETHERLANDS. Each of the parties hereto irrevocably agrees that the courts of the Netherlands shall have exclusive jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes which may arise out of or in connection with this Amendment and, for such purposes, irrevocably submits to the jurisdiction of such courts. Each of the parties irrevocably waives any objection which it might now or hereafter have to the courts of the Netherlands being nominated as the forum to hear and determine any such suit, action or proceedings and to settle any such disputes and agrees not to claim that any such court is not a convenient or appropriate forum.

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Nothing contained in this clause shall affect the right of the Partners to serve process in any manner permitted by law or to bring proceedings in any other jurisdiction for the purpose of the enforcement of any judgment or settlement.

(b) Amendments, Etc. The terms of Section 11.01 of the Agreement shall apply mutatis mutandis to this Amendment.

(c) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

(d) Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

(e) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

(f) Severability. If it shall be determined by a court of competent jurisdiction that any provision or wording of this Amendment shall be invalid or unenforceable under Dutch law, such invalidity or unenforceability shall not invalidate the entire Amendment, in which case this Amendment shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of applicable law, and, in the event such term or provision cannot be so limited, this Amendment shall be construed to omit such invalid or unenforceable provisions.

(g) Certain Matters Relating to Partners. Each Partner represents and warrants that (i) the execution and performance by such Partner of this Amendment and the consummation of the transactions contemplated hereby are within such Partner’s powers and have been duly authorized by all necessary action on the part of such Partner, (ii) this Amendment constitutes a valid and binding agreement of such Partner, (iii) the execution and performance by such Partner of this Amendment require no action by or in respect of, or filing with, any governmental authority, and (iv) the execution and performance by such Partner of this Amendment will not violate the organizational documents of such Partner or violate applicable law.

(h) Effect. This Amendment shall enter into effect upon the execution of this Amendment by all Partners.

[Signature Page Follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

HHR Euro II GP B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) with its corporate seat in Amsterdam, The Netherlands, as General Partner

Managing Director “A”:

By:	/s/ Jeffrey S. Clark
Name:	Jeffrey S. Clark

Managing Director “B”:

By:	/s/ L. F. M. Heine
Name:	L. F. M. Heine

HST LP EURO B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) with its corporate seat in Amsterdam, The Netherlands, as a Limited Partner

Managing Director “A”:

By:	/s/ Jeffrey S. Clark
Name:	Jeffrey S. Clark

Managing Director “B”:

By:	/s/ L. F. M. Heine
Name:	L. F. M. Heine

HST EURO II LP B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) with its corporate seat in Amsterdam, The Netherlands, as a Limited Partner

Managing Director “A”:

By:	/s/ Jeffrey S. Clark
Name:	Jeffrey S. Clark

Managing Director “B”:

By:	/s/ L. F. M. Heine
Name:	L. F. M. Heine

APG Strategic Real Estate Pool N.V., a Dutch public limited liability company (naamloze vennootschap), as a Limited Partner

By:	/s/ E. J. Spoeider
Name:	E. J. Spoeider
Title:	Authorized Signatory

By:	/s/ M. DeWit
Name:	M. DeWit
Title:	Authorized Signatory

JASMINE HOTELS PRIVATE LIMITED, a Singapore private company limited by shares, as a Limited Partner

By:	/s/ Lim Yoke Peng
Name:	Lim Yoke Peng
Title:	Director

EXHIBIT A

SCHEDULE A-1

CAPITAL COMMITMENTS OF LIMITED PARTNERS (Fund I)1

	Commitment as of March 24, 2006 (in U.S. Dollars and Euros)[2]	Total Commitment prior to April 17, 2013 (in Euros)	Additional commitment as of April 17, 2013 (in Euros)	Total Commitment as of April 17, 2013 (in Euros)	Commitment Percentage
APG	U.S.$ 44,322,484 € 37,089,944	€ 107,532,615	€ 29,853,000	€ 137,385,615	19.902%
JHPL	U.S. $ 105,905,187 € 88,623,587	€ 259,343,478	€ 71,997,000	€ 331,340,478	47.998%
Host	U.S.$ 70,800,071[3] € 59,246,922	€ 172,912,995	€ 48,003,000	€ 220,915,995	32.002%

CAPITAL COMMITMENT OF GENERAL PARTNER

	Commitment as of March 24, 2006 (in U.S. Dollars and Euros)	Total Commitment prior to April 17, 2013 (in Euros)	Additional commitment as of April 17, 2013 (in Euros)	Total Commitment as of April 17, 2013 (in Euros)	Commitment Percentage
General Partner	U.S. $ 222,481 € 186,177	€ 529,222	€ 147,000	€ 676,222	0.098%

[1]	APG, JHPL and Host contributed to the Partnership the Coop Note. Because such contribution was a Capital Contribution, a portion of each such Partner’s Commitment increased accordingly as follows: €2,101,494 with respect to APG, €7,423,871 with respect to JHPL, €4,498,900 with respect to Host. Each Partner’s Total Commitment and Commitment Percentage are as set forth in this Schedule A after giving effect to such contribution of the Coop Note.
[2]	The value in Euros of U.S. Dollar-denominated Capital Commitments of any Partner was calculated using an exchange rate of €1 to U.S.$ 1.195 pursuant to Section 5.02(a) of the Original Partnership Agreement.
[3]	This amount includes the contribution on May 1, 2006 of (x) Sheraton Warsaw Hotel & Towers (through a contribution of the shares of HHR Warsaw B.V.) and (y) the loan agreement dated July 12, 2001 of Sheraton Warsaw Hotel Sp. Z.o.o. to Starwood Finance Europe Limited in the remaining aggregate principal amount of €6,800,000, in exchange for a capital account equal to the value listed in Schedule B for such hotel, plus the net asset value of HHR Warsaw B.V. deemed to be €18,151 or U.S. $ 21,690 (based on a foreign currency exchange rate of € 1 to U.S. $ 1.195).